UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 29, 2016 (March 29, 2016)

TORCHMARK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices)
Registrant’s telephone number, including area code: (972) 569-4000
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD.
On March 29, 2016, Torchmark Corporation (“Torchmark”) commenced a public offering of its junior subordinated debentures due 2056. The offering is being made pursuant to a shelf registration statement previously filed by Torchmark with the Securities and Exchange Commission. Torchmark intends to use the net proceeds from the sale of the junior subordinated debentures to repay the $250 million outstanding principal amount plus accrued interest on Torchmark’s 6.375% Senior Notes due June 15, 2016 and for general corporate purposes.
The information in this Item 7.01 of this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in any such filing.
Forward-Looking Statements
Certain statements made in Item 7.01 of this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “intend,” “potential,” “should,” “expect,” “anticipate” or comparable terminology. Such forward-looking statements are based upon current beliefs and expectations but are inherently subject to certain risks and uncertainties, many of which Torchmark cannot predict with accuracy and some of which are beyond Torchmark’s control, and involve factors that may cause actual results to differ materially from those expected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors under the headings “Cautionary Statements” and “Risk Factors” in Torchmark’s Annual Report on Form 10-K for the year ended December 31, 2015, as further amended and supplemented by Torchmark’s other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this report, and Torchmark assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: March 29, 2016

/s/ Carol A. McCoy
Carol A. McCoy, Vice President, Associate Counsel and Corporate Secretary